SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_|   Confidential for use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))

                              Medford Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the form or schedule and the date of its filing.

            (1)   Amount previously paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

                              MEDFORD BANCORP, INC.
                                 29 HIGH STREET
                          MEDFORD, MASSACHUSETTS 02155
                            TELEPHONE: (781) 395-7700

                                                                  March 27, 2001

Dear Stockholder:

      You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Medford Bancorp, Inc. (the "Company") to be held on Monday, April 30, 2001, at 10:00 a.m., local time, at Anthony's of Malden, 105 Canal Street, Malden, Massachusetts.

      The Annual Meeting has been called for the following purposes:

      1.    To elect three Directors of the Company for a three-year term.

      2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on March 5, 2001, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT AT THE ANNUAL MEETING YOU VOTE "FOR" PROPOSAL ONE.

                                 Very truly yours,


                                 /s/ Arthur Meehan
                                 ARTHUR H. MEEHAN
                                 Chairman, President and Chief Executive Officer

                                    IMPORTANT

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                              MEDFORD BANCORP, INC.
                                 29 HIGH STREET
                          MEDFORD, MASSACHUSETTS 02155
                            TELEPHONE: (781) 395-7700

                            -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2001

                            -----------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Medford Bancorp, Inc. (the "Company") will be held at Anthony's of Malden, 105 Canal Street, Malden, Massachusetts on Monday, April 30, 2001, at 10:00 a.m., local time, for the following purposes:

      1.    To elect three Directors of the Company for a three-year term.

      2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

      The Board of Directors of the Company has fixed the close of business on March 5, 2001, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

      In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

      The above matters are described in detail in the accompanying Proxy Statement.

                                          By Order of the Board of Directors


                                          EUGENE R. MURRAY
                                          Clerk

March 27, 2001

Medford, Massachusetts

                                    IMPORTANT

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                              MEDFORD BANCORP, INC.
                                 29 HIGH STREET
                          MEDFORD, MASSACHUSETTS 02155
                            TELEPHONE: (781) 395-7700

                              --------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2001

                              --------------------

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

Annual Meeting

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Medford Bancorp, Inc. (the "Company") for use at its 2001 Annual Meeting of Stockholders to be held at Anthony's of Malden, 105 Canal Street, Malden, Massachusetts, on Monday, April 30, 2001, at 10:00 a.m., local time, and any adjournments or postponements thereof.

      At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:

      1.    To elect three Directors of the Company for a three-year term; and

      2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

      The accompanying Notice of Meeting and this Proxy Statement are initially being mailed on or about March 27, 2001 to record holders of the Company's common stock as of March 5, 2001 (the "Record Date").

Annual Report

      The Company's 2000 Annual Report, including the Company's Annual Report on Form 10-K, for the year ended December 31, 2000 (the "Annual Report"), which contains the Company's consolidated financial statements audited by its independent certified public accountants and their report thereon, is being delivered simultaneously with this Proxy Statement to stockholders of record of the Company as of the Record Date. The Annual Report, however, is not part of the Company's proxy soliciting material. Additional copies of the Annual Report, and copies of the Company's Annual Report on Form 10-K, for the year ended December 31, 2000 as filed with the Securities and Exchange Commission (the "SEC") are available upon written request, without charge, from the Company. Such requests should be directed to: Medford Bancorp, Inc., 29 High Street, Medford, Massachusetts 02155, Attention: Shareholder Relations.

Record Date; Voting

      The Board of Directors of the Company has fixed the close of business on March 5, 2001, as the Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of Common Stock of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, there were 7,822,664 shares of Common Stock of the Company issued and outstanding and entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of such date, there were approximately 1,046 holders of record of the Company's Common Stock. The holders of the Company's Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held upon each matter properly submitted to the Annual Meeting and any adjournments or postponements thereof.

Proxies

      Holders of the Company's Common Stock are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. The proxy card must be signed and dated for it to be properly executed. If the enclosed proxy card is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked thereon. Executed proxies with no instruction indicated thereon will be voted "FOR" Proposal One (the election of the three nominees of the Board of Directors of the Company). In their discretion, the persons named in the proxy card are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The presence of a stockholder at the Annual Meeting will not automatically revoke the stockholder's proxy. A stockholder of record may, however, revoke a proxy at any time prior to the voting thereof on any matter by filing with the Clerk of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Medford Bancorp, Inc., 29 High Street, Medford, Massachusetts 02155, Attention: Shareholder Relations.

      In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, Directors and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in that connection. The Company has also retained Corporate Investor Communications, Inc., a proxy soliciting firm, to assist in the solicitation of proxies at a fee of approximately $4,000, plus reimbursement of certain out-of-pocket costs. The cost of soliciting proxies, including the fee of Corporate Investor Communications, Inc., will be borne by the Company.

Quorum and Stockholder Vote Required

      The presence, in person or by proxy, of at least a majority of the total number of issued and outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, a plurality of the votes cast at the Annual Meeting is necessary to elect each of the nominees for Director.

      In accordance with the By-laws of the Company and applicable state law, abstentions, votes withheld for director nominees and broker non-votes (that is, shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and, therefore, will have no effect on the outcome of Proposal One.

                                  PROPOSAL ONE

                         ELECTION OF CLASS OF DIRECTORS

      The Board of Directors of the Company currently consists of eleven members and is divided into three classes. Two of the three classes of Directors consist of four members and one class consists of three members. The term of office of the Directors in one of the classes expires in each year, and their successors are elected at each annual meeting of stockholders for a term of three years and until their successors are elected and qualified. The terms of Paul J. Crowley, Edward J. Gaffey, and Andrew D. Guthrie, Jr., M.D., as Directors of the Company expire in 2001.

      At the Annual Meeting, three persons will be elected Directors of the Company to serve for a three-year term until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors of the Company has nominated Paul J. Crowley, Edward J. Gaffey, and Andrew D. Guthrie, Jr., M.D., for reelection as Directors of the Company for three-year terms.

      Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of each of the nominees named above as Directors of the Company. The Board of Directors believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

      The Board of Directors recommends that stockholders vote "FOR" the election of each of the nominees proposed for Directors named herein.

                                    DIRECTORS

      The following table sets forth as of January 1, 2001, information supplied by each person who is currently a Director and/or a nominee for election as a Director of the Company with respect to such person's age, principal occupation for the past five years and the year in which the person began serving as a Director or Trustee of Medford Savings Bank (the "Bank") (prior to the formation of the Company).

        NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR A THREE-YEAR TERM

                                                    Director
Name                                        Age       Since     Principal Occupation
----                                        ---       -----     --------------------
Paul J. Crowley                              70       1993      Founder and Chairman Emeritus of Computer Partners and
                                                                former President of C.S.C. Consulting Group (retired)

Edward J. Gaffey                             63       1984      President of Country Way Trust; former President and
                                                                Treasurer of Edward J. Gaffey & Sons, Inc., operating
                                                                funeral homes in Medford, Arlington and Scituate,
                                                                Massachusetts

Andrew D. Guthrie,  Jr., M.D.                71       1983      Physician, President of Mistick Pediatric Associates

          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2002 ANNUAL MEETING

                                                    Director
Name                                        Age       Since     Principal Occupation
----                                        ---       -----     --------------------
David L. Burke                               57       1995      President and Treasurer of Boston Steel &
                                                                Manufacturing Company in Malden, Massachusetts

Mary Lou Doherty                             75       1983      Assistant Principal, Medford school system (retired)

Arthur H. Meehan                             65       1992      Chairman of the Board of Directors of the Company and
                                                                the Bank; President and Chief Executive Officer of the
                                                                Company; President, Chief Executive Officer and a
                                                                Director of the Bank since 1993

Eugene R. Murray                             68       1979      Clerk of the Company and of the Bank; Underwriting
                                                                Manager of Boston Office of Cigna Special Risk
                                                                Facilities (retired)

          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2003 ANNUAL MEETING

                                                    Director
Name                                        Age       Since     Principal Occupation
----                                        ---       -----     --------------------
Edward D. Brickley                           65       1973      Manager of Corporate International Accounting at
                                                                Polaroid Corporation in Cambridge, Massachusetts
                                                                (retired)

Robert A. Havern III                         51       1981      Attorney in private practice in Arlington,
                                                                Massachusetts; Member of State Legislature of the
                                                                Commonwealth of Massachusetts since 1987

Francis D. Pizzella                          73       1976      Attorney at law; President of Savings Bank Life
                                                                Insurance Company of Massachusetts and President of
                                                                the Savings Bank Employees Retirement Association
                                                                (retired)

Deborah A. Burke-Santoro                     45       1999      Marketing and Communications Director, Office of the
                                                                Mayor, City of Malden

The Board of Directors, Its Committees and Compensation

      The following is a description of the Executive, Audit, and Compensation and Options Committees of the Board of Directors of the Company. The Board of Directors acts as a nominating committee, selecting nominees for election or reelection as Directors and officers. The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's By-Laws. See "STOCKHOLDER PROPOSALS" for a summary of these requirements.

      Executive Committee. The Bank's Executive Committee met 12 times and the Company's Executive Committee did not meet during fiscal year 2000. The members of the Executive Committees of the Company and of the Bank during 2000 were Messrs. Meehan (Chairman), Crowley, Gaffey, Murray and Pizzella. The Executive Committee is vested with the authority of the Board of Directors in most matters between meetings of the Board of Directors. Except for Mr. Meehan, who received no compensation for his service, members of the Bank's Executive Committee received $400 for each meeting they attended through July 2000, and $500 for each meeting attended thereafter, as well as an annual fee of $8,600, during fiscal year 2000.

      Audit Committee. The Company's Audit Committee met 7 times. The members of the Company's Audit Committee during 2000 were Messrs. Gaffey (Chairman and Clerk), Brickley and Pizzella. The Audit Committee, among other things, reviews the financial statements and the scope of the independent annual audit, reviews the Audit Committee Charter, reviews the independence of the independent public accountants, monitors internal financial and accounting controls, and appoints the independent certified public accountants. Members of the Company's Audit Committee received $450 (the Clerk received an additional fee of $125 per meeting) for each meeting they attended through July 2000, and $500 for each meeting attended thereafter, as well as an annual fee of $2,800, during fiscal year 2000.

                             Audit Committee Report

      The Audit Committee has:

      o reviewed and discussed the audited financial statements with management;

      o discussed with the independent auditors the matters required to be discussed by SAS 61; and

      o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 ("Independence Discussion with Audit Committees"), and has discussed with the independent auditors the auditors' independence.

      Based on the review and discussions above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

      The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the Nasdaq Stock Market. The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this proxy statement.

Members of the Audit Committee:

Edward J. Gaffey, Chairman and Clerk
Edward D. Brickley
Francis D. Pizzella

      Compensation and Options Committee. The Company's Compensation and Options Committee met 2 times during 2000. The Compensation and Options Committee of the Company consists of Messrs. Murray (Chairman), Burke, Crowley, Gaffey, and Pizzella. The Compensation and Options Committee establishes salary increases and other compensation-related issues for the Chairman, President and Chief Executive Officer, and reviews the proposed salary increases of all other senior executives and all officers as a group. The Compensation and Options Committee also determines, pursuant to the Medford Bancorp, Inc. Stock Option Plan, the persons to whom options will be granted, the number of shares underlying the options, the types of options and other terms and conditions of the options. Members of the Company's Compensation and Options Committee received $450 for each meeting they attended through July 2000, and $500 for each meeting attended thereafter, during fiscal year 2000.

      The Board of Directors of the Company held 6 meetings during fiscal 2000. Each of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and the total number of meetings held by all committees of the Board of Directors on which such Director served. Except for Mr. Meehan, who received no compensation for his service, directors of the Company received $325 for each meeting of the Board of Directors that they attended through July 2000, and $400 for each meeting attended thereafter, during fiscal year 2000.

      Pursuant to the Company's Directors Deferred Compensation Plan for Outside Directors, non-employee Directors may defer payment of all or any part of annual fees, meeting fees, committee fees, and other payments for services rendered by the Directors ("Fees") and may invest such Fees in the Company's Common Stock. Under this plan, Fees earn interest and dividends and are payable at the Director's election in installments over a three-year period following the Director's retirement from the Board of Directors, death, or disability.

                 OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

      The following table sets forth certain information with respect to the number of shares of the Company's Common Stock beneficially owned as of February 1, 2001, by the Chairman, President and Chief Executive Officer, the other four most highly compensated executive officers (including executive officers of the Bank), each Director and all Directors and executive officers as a group.

                                                               Amount and Nature of   Percentage of
                                                                    Beneficial         Outstanding
Executives                                                     Ownership (1)(2)(3)    Common Stock
----------                                                     -------------------    ------------
Arthur H. Meehan.....................................              280,301 (4)            3.58%
     Chairman, President, Chief Executive
     Officer and Director of the Company
Phillip W. Wong......................................               75,880                  *
     Executive Vice President,
     Chief Financial Officer and
     Treasurer of the Company
George A. Bargamian .................................               85,435                1.09%
     Executive Vice President of the Bank
Eric B. Loth ........................................               69,483                  *
     Senior Vice President of the Bank
William F. Rivers....................................               74,228                  *
     Senior Vice President of the Bank

Directors

Edward D. Brickley...................................               27,134 (5)              *
David Burke .........................................               11,310 (6)              *
Deborah A. Burke-Santoro.............................                1,922                  *
Paul J. Crowley......................................              112,618 (7)            1.44%
Mary Lou Doherty.....................................               22,072                  *
Edward J. Gaffey.....................................              112,688 (8)            1.44%
Andrew D. Guthrie....................................               54,534                  *
Robert A. Havern III.................................               35,396                  *
Eugene R. Murray.....................................               78,983                1.01%
Francis D. Pizzella..................................              170,223 (9)            2.18%
All Directors and Executive
     Officers as a Group (15 persons)                            1,212,207               15.50%

----------
*     Less than 1%

(1) Unless otherwise noted in the footnotes to this table, each of the Directors, nominees and executive officers has sole or shared voting and investment power for the shares of Common Stock beneficially owned by him/her. The amounts set forth for Messrs. Meehan, Wong, Bargamian, Loth and Rivers include 10,225, 2,779, 12,831, 111, and 24,127 shares, respectively, allocated to their accounts under the Bank's Employees' Stock Ownership Plan (the "ESOP").

(2) The shares of Common Stock in this column include those shares which may be acquired by the persons or group indicated pursuant to the exercise of stock options within 60 days of February 1, 2001.

(3) This share ownership includes shares of Common Stock allocated to the account of Directors under the Deferred Investment Plan for Outside Directors as of December 31, 2000 as follows: 8,399, 3,722, 13,826, 37,298, 19,742, 33,286, 35,149 and 857 shares of Common Stock have been allocated to the accounts of Messrs. Brickley, Burke, Crowley, Gaffey, Guthrie, Murray, Pizzella and Ms. Burke-Santoro, respectively.

(4) This share ownership includes Mr. Meehan's interest in a 401(k) Plan Share Fund which may invest in the Company's stock. He does not have voting power over the shares, but does have the right to dispose of them.

(5) Of the shares of Common Stock listed as owned by Mr. Brickley, 4,000 shares are owned by Mr. Brickley's wife. Mr. Brickley disclaims beneficial ownership of these shares.

(6) Of the shares of Common Stock listed as owned by Mr. Burke, 1,488 shares are owned by Mr. Burke's wife. Mr. Burke disclaims beneficial ownership of these shares.

(7) Of the shares of Common Stock listed as owned by Mr. Crowley, 10,000 shares are owned by Mr. Crowley's wife. Mr. Crowley disclaims beneficial ownership of these shares.

(8) Of the shares of Common Stock listed as owned by Mr. Gaffey, 20,350 shares are owned by Mr. Gaffey's wife. Mr. Gaffey disclaims beneficial ownership of these shares.

(9) Of the shares of Common Stock listed as owned by Mr. Pizzella, 35,280 shares are owned by Mr. Pizzella's wife. Mr. Pizzella disclaims beneficial ownership of these shares.

      The following table presents information as to the entities known to the Company to be beneficial owners of more than five percent of the Common Stock of the Company as of December 31, 2000.

                                                               Amount and Nature of            Percentage of
                                                                    Beneficial                  Outstanding
Name and Address of Beneficial Owner                                Ownership                  Common Stock
------------------------------------                                ---------                  ------------
Dimensional Fund Advisors Inc.......................                634,800(1)                     8.11%
     1299 Ocean Avenue, 11th Floor,
     Santa Monica, California 90401
Banc Fund III L.P...................................                480,200(2)                     6.14%
Banc Fund III Trust
Banc Fund IV L.P.
Banc Fund V L.P.
     208 South LaSalle Street, Suite 200
     Chicago, Illinois 60604
Brookline Bancorp, Inc..............................                424,248(3)                     5.42%
     160 Washington Street
     Brookline, Massachusetts 02147
Perkins, Wolf, McDonnell & Company..................                412,000(4)                     5.27%
     53 West Jackson Boulevard, Suite 722
     Chicago, Illinois 60604

---------------

(1) The Company has relied upon the information set forth in the Schedule 13G filed with the SEC by Dimensional Fund Advisors Inc. on February 2, 2001.

(2) The Company has relied upon the information set forth in the Schedule 13G filed with the SEC by Banc Funds on February 9, 2001.

(3) The Company has relied upon the information set forth in the Schedule 13D filed with the SEC by Brookline Bancorp, Inc. on March 13, 2000 regarding ownership as of March 3, 2000.

(4) The Company has relied upon the information set forth in the Schedule 13G filed with the SEC by Perkins, Wolf, McDonnell & Company on February 15, 2001.

                             EXECUTIVE COMPENSATION

      Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

      The following table sets forth information concerning the compensation for services rendered in all capacities during the three fiscal years through 2000 earned by the Chairman, President and Chief Executive Officer, and the four other most highly compensated executive officers of the Bank (who, in the case of Messrs. Meehan and Wong, are also officers of the Company).

I.    Summary Compensation Table

                                               Annual Compensation(1)           Long term
                                                                               Compensation
                                                                                 Awards(3)
                                                                                Securities
Name and Principal Position with                                                Underlying          All Other Annual
the Bank                                Year      Salary ($)     Bonus(2)($)    Options (#)         Compensation($)
---------------------------             ----      ----------     -----------    ----------          ---------------
Arthur H. Meehan                        2000        $463,050        $100,000       8,000              $197,984(4)
     Chairman, President and            1999         441,000         100,000       8,000               242,200(4)
     Chief Executive Officer            1998         420,000          95,000       7,500               241,504(4)

Phillip W. Wong                         2000        $165,500         $25,000       5,000                $6,734(5)
     Executive Vice President,          1999         150,500          25,000       5,000                 2,500(5)
     Chief Financial Officer and        1998         137,500          25,000       3,000                 2,428(5)
     Treasurer

George A. Bargamian                     2000        $136,500         $20,000       2,000                $6,204(6)
     Executive Vice President           1999         130,000          25,000       3,000                 2,150(6)
                                        1998         124,000          20,000       3,000                 2,153(6)

Eric B. Loth                            2000        $136,000              $0       2,000                $5,883(7)
     Senior Vice President              1999         130,000           5,000       2,000                 1,952(7)
                                        1998         123,000               0       3,000                 2,141(7)

William F. Rivers                       2000        $129,000         $15,000       2,000                $5,809(8)
     Senior Vice President              1999         122,600          20,000       3,000                 2,111(8)
                                        1998         116,600          18,000       3,000                 2,041(8)

----------

(1) Excludes the value of certain perquisites and benefits furnished by the Company or Bank to its executive officers to facilitate the conduct of its business. The aggregate amount of such benefits for each executive officer did not exceed the lesser of $50,000 or 10% of the compensation reported in the table for such individual.

(2) Amounts paid under the Bank's Incentive Compensation Program for services rendered in the year reported.

(3) None of the executives listed received any restricted stock awards or LTIP payouts during the three years reported.

(4) A contribution of $5,834, $2,500 and $2,500 was made to Mr. Meehan's 401(k) account in 2000, 1999 and 1998, respectively. A contribution of $31,500, $24,000 and $24,000 was made to Mr. Meehan's Supplemental Executive Retirement Plan in 2000, 1999 and 1998, respectively. A contribution of $160,650, $215,700 and $215,004 was made to Mr. Meehan's Executive Supplemental Benefit Agreement in 2000, 1999 and 1998, respectively.

(5) A contribution of $6,734, $2,500 and $2,428 was made to Mr. Wong's 401(k) account in 2000, 1999 and 1998, respectively.

(6) A contribution of $6,204, $2,150 and $2,153 was made to Mr. Bargamian's 401(k) account in 2000, 1999 and 1998, respectively.

(7) A contribution of $5,883, $1,952 and $2,141 was made to Mr. Loth's 401(k) account in 2000, 1999 and 1998, respectively.

(8) A contribution of $5,809, $2,111 and $2,041 was made to Mr. Rivers' 401(k) account in 2000, 1999 and 1998, respectively.

II.   Stock Options Granted in Fiscal 2000

      The following table sets forth information concerning individual grants of stock options made during fiscal 2000 to each executive officer of the Company and/or the Bank listed below. Neither the Company nor the Bank granted any stock appreciation rights during fiscal 2000.

                                                                                   Potential Realizable Value
                                                                                   at Assumed Annual Rates of
                                                                                    Stock Price Appreciation
                            Individual Grants                                            for Option Term
                            -----------------                                            ---------------
                                            Percentage
                                             of Total
                              Number of      Options
                              Securities    Granted to    Exercise
                              Underlying    Employees      or Base
                               Options      in Fiscal       Price     Expiration
Name                           Granted         Year        ($/sh)        Date          5%($)         10%($)
----                           -------         ----        ------        ----          -----         ------
Arthur H. Meehan                8,000          23.5%      $14.9375     12/21/10        $75,153      $190,452
Philip W. Wong                  5,000          14.7%      $14.9375     12/21/10        $46,971      $119,033
George A. Bargamian             2,000           5.9%      $14.9375     12/21/10        $18,788       $47,613
Eric B. Loth                    2,000           5.9%      $14.9375     12/21/10        $18,788       $47,613
William F. Rivers               2,000           5.9%      $14.9375     12/21/10        $18,788       $47,613

III.  Option Exercises and Year-End Value Table

      The following table sets forth the aggregate number of stock options exercised by each executive officer of the Company and/or the Bank listed below and, for each such executive officer, the number of exercisable and unexercisable stock options and the value of exercisable and unexercisable "in-the-money" stock options at the end of fiscal 2000.


                              Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Value
                              ------------------------------------------------------------------------

                                                                      Number of
                                                                      Securities
                                                                      Underlying        Value of Unexercised
                                                                     Unexercised            In-The-Money
                                                                      Options at       Securities Underlying
                                                                      FY-End (#)       Options at FY-End ($)
                                                                      ----------       ---------------------
                                 Shares
                              Acquired on           Value            Exercisable/           Exercisable/
Name                          Exercise (#)     Realized($)(1)       Unexercisable         Unexercisable(1)
----                          ------------     -------------        -------------         ----------------
Arthur H. Meehan               16,456(2)         $188,801(2)       156,578/10,250       $1,214,700/$4,500

Phillip W. Wong                   -0-                -0-           51,100/5,900         $402,500/$2,813

George A. Bargamian               -0-                -0-           9,100/2,900          $0/$1,125

Eric B. Loth                      -0-                -0-           68,100/2,900         $363,750/$1,125

William F. Rivers              30,000(2)         $323,438(2)       9,100/2,900          $0/$1,125

(1) Market value of underlying securities at exercise or year-end minus the exercise or base price. Market value is calculated on the basis of the closing price for the Common Stock as reported on the Nasdaq National Market of $15.50 on December 29, 2000.

(2) Because the shares have not been sold by the executive, they are reflected in the beneficial ownership table.

Pension Plan

      On January 25, 2000, the Board of Directors of the Bank voted to terminate the Bank's defined benefit pension plan, a non-contributory qualified retirement plan for eligible employees from the Savings Banks Employee Retirement Association (the "Plan"). In connection with the termination of the Plan, the Bank's Board of Directors also voted to cease the accrual of pension benefits, effective February 29, 2000. Final Plan termination was approved by the Internal Revenue Service on October 25, 2000.

      As a result of the termination of the Plan, eligible employees were offered a single sum settlement equal to the value of their benefits under the Plan. In addition, a portion of the surplus of the Plan was used to enhance benefits of eligible employees. If these eligible employees did not roll over these benefits into other pension vehicles, they were subject to significant tax penalties. Settlements and enhancements for all employees were paid on November 21, 2000. The following are the settlements and enhancements for the executive officers of the Bank:

          Executive                Basic Value     Enhancement        Total
          ---------                -----------     -----------        -----
          Arthur H. Meehan            $234,110        $50,088        $284,198
          Phillip W. Wong              $69,060        $14,776         $83,836
          George A. Bargamian         $118,192        $25,281        $143,473
          Eric B. Loth                 $84,312        $18,039        $102,351
          William F. Rivers           $139,882        $29,928        $169,810

Employment Contract, Special Termination Agreements, Other Agreements

      The Bank and the Company entered into an amended and restated employment agreement with Mr. Meehan, effective November 26, 1997, to include the Company as a party (the "Amended and Restated Agreement"). Although the Amended and Restated Agreement has an initial term of three years, on April 27, 1998, and on each successive anniversary of that date, unless the Company and the Bank, or Mr. Meehan, have previously given the specified notice to the other of its or his election not to extend the Amended and Restated Agreement, an additional one-year period will be added to the Amended and Restated Agreement. The Amended and Restated Agreement provides that Mr. Meehan will receive minimum annual compensation equal to a current base salary ($486,200 as of January 1, 2001), subject to no less than an annual cost of living increase, in addition to all regular benefits provided by the Bank and any sums that may be awarded under the Bank's discretionary bonus plan. Under the terms of the Amended and Restated Agreement, the Company and the Bank may terminate Mr. Meehan's employment, without incurring any continuing obligations to him, at any time for "cause," which is defined by the Amended and Restated Agreement to mean his deliberate dishonesty to the Company or the Bank, conviction of a crime involving moral turpitude, or gross and willful failure to perform his duty. If the Company and the Bank terminate Mr. Meehan's employment for any reason other than "cause," or if Mr. Meehan terminates his employment under certain conditions, the Company and the Bank will remain obligated to continue providing the compensation and benefits specified in the Amended and Restated Agreement for the duration of what otherwise would have been the term of the Amended and Restated Agreement.

      The Bank entered into amended and restated special termination agreements with each of Messrs. Meehan, Wong, Bargamian, Loth and Rivers, effective November 26, 1997, to include certain references to change in control (as defined in the Amended and Restated Special Termination Agreements) of the Company (the "Special Termination Agreements"). In addition, the Special Termination Agreements of Messrs. Meehan and Wong include the Company as a party. The Special Termination Agreements provide that (A) if there is a Change in Control and (B) if, at any time during the three-year period following such Change in Control, the Bank (and the Company, in the case of Messrs. Meehan and Wong) terminates the contracting officer's employment for any reason other than for "cause" (as defined in the Special Termination Agreement), or the contracting officer terminates his own employment following (i) his demotion;
(ii) his loss of title, office or significant authority; (iii) a reduction in his annual base salary; (iv) the failure to pay the officer his current or deferred compensation for seven days; (v) the failure to continue in effect any material compensation, incentive, bonus or benefit plan, unless an alternative equitable arrangement is agreed upon; (vi) the failure to continue to provide the officer with certain benefits; or (vii) the failure to obtain a satisfactory agreement from any successor to assume and agree to perform the Special Termination Agreements, the officer will be entitled to receive the severance benefits provided to him in his respective agreement as described below. In the case of such a termination, Mr. Meehan would be entitled to receive a lump sum payment in an amount equal to approximately three times his average annual compensation over the five previous years of his employment with the Bank, and each of Mr. Wong, Bargamian, Loth and Rivers would be entitled to receive an amount equal to approximately two times his average annual compensation over the same period.

      The Bank entered into a Supplemental Executive Retirement Plan with Mr. Meehan, effective November 1, 1994. The agreement is designed to provide the benefits which he would have been entitled to under defined benefit plans but for the reduction in the IRC 401 (a) (17) compensation ceiling to $150,000 effective November 1, 1994.

      The Bank also entered into an Executive Supplemental Benefit Agreement with Mr. Meehan, effective October 28, 1997. The Executive Supplemental Benefit Agreement generally provides for fifteen annual payments of $70,000 to Mr. Meehan upon his retirement or to a beneficiary if Mr. Meehan dies before receiving all fifteen annual payments. The annual payments are conditioned upon Mr. Meehan's fulfilling certain specified duties to render services to the Bank in an advisory or consulting capacity at the request of the Bank.

Compensation Committee Report on Executive Compensation

      The following report reflects the work of the Company's Compensation and Options Committee.

      The Company's executive compensation philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Company's performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Company in attracting and retaining qualified management.

      At the end of each fiscal year, the Compensation and Options Committee reviews the performance of the Chairman, President and Chief Executive Officer (the "CEO"), evaluates the performance of the Company, and establishes an appropriate salary increase for recommendation to and approval by the Board of Directors. In addition, the Compensation and Options Committee reviews the proposed salary increases for all other senior executives, and all officers as a group. In establishing the salary for the CEO, the Compensation and Options Committee (i) considers financial performance data, including, without limitation, return on assets, return on equity, asset growth and quality, and capital position, (ii) utilizes a comparison of the compensation package for comparable positions in financial institutions within the Company's peer group provided by outside consulting services and (iii) makes a subjective evaluation of the individual performance of the CEO in carrying out his or her duties and responsibilities. The committee's salary practice is to compensate the CEO to attract and retain a qualified incumbent.

      Additional short-term incentives can be earned through a discretionary bonus plan, administered by the Compensation and Options Committee. Senior executive officers as well as other officers are eligible to receive a bonus payable prior to the end of the first quarter of the following year if the Company or the Bank meets or exceeds certain base standards and individual performance warrants consideration. The base standards for 2000 were the budgeted financial goals and results of the Company and the Bank, which included earnings per share as well as other financial achievements, and the discretionary evaluation of individual performance and contributions towards those results.

      Long-term incentives are provided through the grant of stock options. These plans are administered by the Compensation and Options Committee, which has the authority to determine the individuals to whom and the terms at which option grants are made. Options are granted to individuals to reward significant contributions to Company performance or to attract and retain qualified individuals. Both "incentive stock options" and "nonqualified stock options" may be granted pursuant to these plans. All options granted under these plans are required to have an exercise price per share equal to at least the fair market value of a share of Common Stock on the date the option is granted and vest over a period as determined by the Compensation and Options Committee.

      Based upon a review of the performance of the Company and Mr. Meehan's performance, which review was conducted at the Committee meeting in December 2000, Mr. Meehan's salary was increased effective January 1, 2001, from $463,050 to $486,200. Additionally, Mr. Meehan was granted 8,000 stock options and awarded a cash bonus of $100,000 in December 2000. Mr. Meehan's compensation was based on the Company's overall profitability, the performance of the Company's core banking business, the Company's asset growth and quality, the Company's deposit growth and the Company's equity growth. More specifically, the Committee acknowledged that the Company achieved record net income of $13,769,000 for 2000, an increase of $1,118,000 over 1999 levels. Earnings per share for 2000 also increased - 20 cents or 13.9% compared to the previous year. At year end, total assets increased 6.9% to $1.3 billion from the prior year and total deposits increased 7.1% to $975.9 million. Furthermore, return on equity increased from 13.52% to 15.06%. In addition, the Committee reviewed comprehensive surveys obtained from outside consulting services, as well as compensation information of a select peer group, comparing Mr. Meehan's overall compensation to that of chief executive officers of comparable banking institutions in the Northeast, Massachusetts and the local peer group.

      Messrs. Wong, Bargamian, Loth and Rivers were also granted salary increases effective January 1, 2001, based upon their individual performance and that of the Company, as described above. In addition, Messrs. Wong, Bargamian, Loth and Rivers were granted stock options, and Messrs. Wong, Bargamian and Rivers were also awarded a cash bonus in December 2000 based upon assessments of individual performance as well as comparison to peer group compensation packages.

Members of the Compensation and Options Committee:

Eugene R. Murray, Chairman
David Burke
Paul J. Crowley
Edward J. Gaffey,
Francis D. Pizzella

                 RELATIONSHIPS AND TRANSACTIONS WITH THE COMPANY

      Certain Directors and officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions with Directors and officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (or the Bank's common stock, prior to the formation of the Company), based on the market price of the Company's (or Bank's) common stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's 500 Stock Index and the NASDAQ Bank Index. The NASDAQ Bank Index is a broad-based capitalization-weighted index of domestic and foreign common stocks of banks that are traded on the Nasdaq National Market System as well as the SmallCap Market. The calculation of total cumulative return assumes a $100 investment in the Company's (or Bank's) common stock, the S&P 500 and the NASDAQ Bank Index on December 31, 1995.

   [The following table was depicted as a line chart in the printed material.]

--------------------------------------------------------------------------------
   Medford Bancorp, Inc. (MDBK) Vs. The Five Year Total Return for the NASDAQ
                          Bank Index and S&P 500 Index
--------------------------------------------------------------------------------

                             Index of Total Return

               S&P 500          NASDAQ          MDBK           Price Plus
  DATE          Index         Bank Index        Index     Cumulative Dividends

12/31/95       100.00           100.00         100.00            $10.750
 3/31/96       105.36           104.84         104.28            $11.210
 6/30/96       110.08           107.83         108.59            $11.673
 9/30/96       113.45           116.00         110.57            $11.886
12/31/96       122.90           129.34         123.99            $13.329
 3/31/97       126.22           140.60         118.83            $12.774
 6/30/97       148.20           165.61         142.75            $15.346
 9/30/97       159.29           194.89         176.57            $18.981
12/31/97       163.85           215.28         194.27            $20.884
 3/31/98       186.66           229.94         218.77            $23.518
 6/30/98       192.80           221.28         204.85            $22.021
 9/30/98       173.66           181.12         162.13            $17.429
12/31/98       210.58           193.17         170.43            $18.321
 3/31/99       221.06           184.88         163.91            $17.620
 6/30/99       236.61           198.35         189.37            $20.357
 9/30/99       221.87           179.79         159.59            $17.156
12/31/99       254.83           182.03         174.43            $18.751
 3/31/00       260.63           165.85         150.77            $16.208
 6/30/00       253.70           163.39         150.72            $16.202
 9/30/00       251.25           195.32         173.34            $18.634
12/31/00       231.62           214.13         169.34            $18.097

                                                        1995       1996      1997        1998        1999        2000
                                                        ----       ----      ----        ----        ----        ----
Medford Savings Bank/Medford Bancorp, Inc.              $100.00    $123.99   $194.27    $170.43     $174.43     $168.34
% change                                                             23.99     56.68     (12.27)       2.35       (3.49)
S & P 500                                               $100.00    $122.90   $163.85    $210.58     $254.83     $231.62
% change                                                             22.90     33.32      28.52       21.01       (9.11)
NASDAQ Bank Index                                       $100.00    $129.34   $215.28    $193.17     $182.03     $214.13
% change                                                             29.34     66.45     (10.27)      (5.77)      17.63

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and SEC regulations, the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no executive officer or director of either the Bank or the Company failed to file any such reports.

                                   ACCOUNTANTS

      The firm of Wolf & Company, P.C. served as the Company's independent certified public accountants for the year ended December 31, 2000 and is expected to serve as the Company's independent certified public accountants for 2001. Representatives of Wolf & Company, P.C. are expected to be present at the Annual Meeting to be available to respond to appropriate questions, and to have the opportunity to make a statement if they so desire.

      For the year ended December 31, 2000, the Company paid the following fees to Wolf & Company, P.C. for services rendered:

--------------------------------------------------------------------------------
                                                               Fees
--------------------------------------------------------------------------------
Audit service, includes quarterly reviews of interim         $94,600
financial information
--------------------------------------------------------------------------------
Financial information systems design and
implementation                                               $0
--------------------------------------------------------------------------------
All other, including tax compliance                          $23,500
--------------------------------------------------------------------------------

      The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor's independence.

                                  OTHER MATTERS

      It is not anticipated that any matters other than those set forth in this Proxy Statement will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received in writing by the Company at its principal executive offices on or before November 30, 2001 in order to be considered for inclusion in its proxy statement and form of proxy relating to the 2002 Annual Meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. The Company's By-Laws also provide that any stockholder wishing to have a proposal or director nomination considered at the 2002 Annual Meeting must provide written notice of such proposal or director nomination, along with appropriate supporting materials as set forth in the Company's By-laws, to the Clerk of the Company at the Company's principal executive office not less than 75 days nor more than 120 days prior to April 30, 2002; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before April 30, 2002, or more than 60 days after April 30, 2002, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (a) the 75th day prior to the scheduled date of such Annual Meeting, or (b) the 15th day following the day on which public disclosure of the date of such Annual Meeting is first made by the Company. Any proposals or nominations that are not received during this period will not be considered at the 2002 Annual Meeting. Any stockholder wishing to submit a proposal or director nomination should review the By-law requirements regarding proposals and director nominations and should submit any such proposal or director nomination and appropriate supporting documentation to: Medford Bancorp, Inc., 29 High Street, Medford, Massachusetts 02155, Attention: Shareholder Relations. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals or nominations, subject to SEC rules governing the exercise of this authority.

March 27, 2001

                                                                       Exhibit A

                              Medford Bancorp, Inc.

                             Audit Committee Charter

I.    General Statement of Purpose

      The Audit Committee of the Board of Directors (the "Audit Committee") of Medford Bancorp, Inc. (the "Company") and of all of its subsidiaries, including without limitation, Medford Savings Bank (the "Bank") oversees, on behalf of the Board of Directors of the Company (the "Board"), the participation by management, the chief internal auditor (the "Internal Auditor"), the internal audit function reporting to the Internal Auditor, and the independent external auditor (the "Independent Auditor") in the Company's and the Bank's financial reporting process. The primary objective of the Audit Committee in exercising its oversight function is to promote and preserve the integrity of the Company's and the Bank's financial statements and financial reporting process as well as the independence of the Company's Independent Auditor.

II.   Audit Committee Composition

      The Audit Committee shall consist of at least three (3) members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. (or any successor rule). The Audit Committee shall designate one of its members to be Chairperson of the Audit Committee. At least one (1) member of the Audit Committee shall be an individual who, at the time of his or her appointment, also serves as an outside, independent Director of the Bank.

III.  Meetings

      The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any such additional meetings as may be deemed necessary by the Audit Committee. The minutes of the Audit Committee meetings shall be made available to the full Board of Directors.

IV.   Audit Committee Activities

      The principal activities of the Audit Committee will generally include the following:

      A.    Review of Audit Committee Charter

            o Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

      B.    Audited Financial Statements and Independent Annual Audit

            o Review the overall audit plan (including, without limitation, its scope and the time and resources required to implement such plan) with the Independent Auditor, the Internal Auditor and the Company's Chief Financial Officer who is responsible for preparing the Company's and the Bank's financial statements.

            o Review and discuss with management (including the Company's Chief Financial Officer) and with the Independent Auditor:

                  (i) the Company's annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

                  (ii) the adequacy of the Company's and the Bank's internal financial reporting controls that could significantly affect the integrity of the Company's and the Bank's financial statements;

                  (iii) major changes in and other questions regarding
                        accounting and auditing principles and procedures; and

                  (iv) the effectiveness of the Company's internal audit process.

            o Review and discuss with the Independent Auditor (if the Audit Committee deems it appropriate, outside of the presence of management) how the Independent Auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

            o Review and discuss with the Independent Auditor (if the Audit Committee deems it appropriate, outside of the presence of management) any problems or difficulties that the Independent Auditor may have encountered with management or others and any management letter provided by the Independent Auditor and the Company's response to that letter. This review shall include considering any difficulties encountered by the Independent Auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information.

            o Discuss with the Independent Auditor such issues as may be brought to the Audit Committee's attention by the Independent Auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

            o Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the Independent Auditor of the matters required to be discussed by SAS 61, and (3) with the Independent Auditor concerning the Independent Auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

            o Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

      C.    Unaudited Quarterly Financial Statements

            o Review and discuss with management and the Independent Auditor such issues as may be brought to the Audit Committee's attention by the Independent Auditor pursuant to Statement on Auditing Standards No. 71.

      D. Matters Relating to Selection, Performance and Independence of Independent Auditor

            o     Appoint the Independent Auditor.

            o Instruct the Independent Auditor that the Independent Auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

            o Evaluate on an annual basis the performance of the Independent Auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the Independent Auditor.

            o Review and approve, on an annual basis, the fees to be paid to the Independent Auditor.

            o Request that the Independent Auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented. Discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and based on such discussion, take or recommend that the Board take appropriate action to oversee the independence of the Independent Auditor.

      E.    Matters Relating to Performance and Selection of Internal Auditor

            o Review, no less frequently than annually, the overall annual internal audit program (the "Internal Audit Program"), including, without limitation, the scope, time, resources and expertise required to implement the Internal Audit Program with the Internal Auditor.

            o Review and discuss with the Internal Auditor (if the Audit Committee deems it appropriate, outside of the presence of management) the results of his or her internal audits of the business and operations of the Company and its units and of the Internal Auditor's evaluations of and suggestions for improvements regarding internal controls.

            o Review and discuss with the Internal Auditor (if the Audit Committee deems it appropriate, outside of the presence of management) any difficulties encountered by the Internal Auditor in the course of performing his or her audit work, including any restrictions on the scope of his or her activities or on his or her access to information or any other aspect of the work of the Internal Auditor.

            o Provide to the Board annually, an evaluation of the performance of the Internal Auditor and a recommendation as to whether the Internal Auditor should be retained or replaced and a report as to the remuneration paid to the Internal Auditor.

      F.    General

            o The Audit Committee may be requested by the Board to review or investigate, on behalf of the Board, activities of the Company or the Bank or of its employees, and to perform such other oversight functions as may be requested by the Board.

            o In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the Internal Auditor, the Independent Auditor and such experts, advisors and professionals consulted with by the Audit Committee. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the Audit Committee. The Audit Committee shall have the authority to request that any officer or employee of the Company or the Bank, the Company's outside legal counsel, the Company's Independent Auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

            o Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management, the Internal Auditor and, to the extent of the Independent Auditor's audit responsibilities, the Independent Auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the Independent Auditor or to ensure compliance with laws, regulations or Company or Bank policies.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              MEDFORD BANCORP, INC.
--------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:

                                                    ----------------------------
     Please be sure to sign and date this Proxy.     Date
--------------------------------------------------------------------------------



------- Stockholder sign here---------------Co-owner sign here------------------

1. Election of three directors for a three year term.

                                                     For All     With-   For All
                                                     Nominees    hold    Except
             Paul J. Crowley                           |_|       |_|       |_|
             Edward J. Gaffey                          |_|       |_|       |_|
       Andrew D. Guthrie, Jr., M.D.                    |_|       |_|       |_|

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with report thereto and the Company's 2000 Annual Report to Stockholders, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Mark box at right if an address change or comment has been                 |_|
noted on the reverse side of this card.

DETACH CARD                                                          DETACH CARD

                              MEDFORD BANCORP, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 30, 2001.

Thank you in advance for your prompt consideration.

RGNCM1

                              MEDFORD BANCORP, INC.

    Proxy for the Annual Meeting of Stockholders to be held on April 30, 2001
                This Proxy is Solicited by the Board of Directors

The undersigned hereby constitutes and appoints Arthur H. Meehan, William F. Rivers and George A. Bargamian, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them (each having full power to act without the other) to represent and to vote all shares of Common Stock of Medford Bancorp, Inc. (the "Company") held of record by the undersigned at the close of business on March 5, 2001 at the Annual Meeting of Stockholders to be held at Anthony's of Malden, 105 Canal Street, Malden, Massachusetts, on Monday, April 30, 2001 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election to the Company's Board of Directors of the three nominees listed in Proposal 1 on the reverse side. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the enclosed envelope prior to the Annual Meeting of Stockholders, April 30, 2001.

Proxy for the Annual Meeting of Stockholders to be held on April 30, 2001 (please date and sign on reverse side, and mail your proxy card promptly in the enclosed envelope).

--------------------------------------------------------------------------------
               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

______________________________________    ______________________________________

______________________________________    ______________________________________

______________________________________    ______________________________________


RGNCM2